SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549
                           FORM 8-K

                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934

                        December 31, 1993
        Date of Report (Date of earliest event reported)

                       WLR FOODS, INC.
     (Exact name of registrant as specified in its charter)

       Virginia              0-17060            54-1295923
(State or other juris-     (Commission      (I.R.S. Employer
diction of incorporation)  File Number)   Identification Number)

                         Highway 33 West
                            Box 228
                     Hinton, Virginia 22831
                         (703) 867-4001

  (Address including Zip Code and telephone number including area code of registrant's principal executive offices)

Item 5.   Other Events.

          On December 31, 1993, WLR Foods, Inc.'s two major subsidiaries, Wampler-Longacre Chicken, Inc. and Wampler-Longacre Turkey, Inc., were merged into one company, Wampler-Longacre, Inc.
As part of this merger, Round Hill Sales Co., Inc. and Wampler-Longacre Farms, Inc., two Pennsylvania subsidiaries of Wampler-Longacre Turkey, Inc., were also merged into Wampler-Longacre, Inc.

          James L. Mason is President of Wampler-Longacre, Inc. with the following officers serving as Vice Presidents: Dr. Gene Misner, Vice President of Live Operations; Henry Holler, Vice President of Sales and Marketing; Kenny Marshall, Vice President of Plant Operations; and
Jack Broaddus, Vice President. Mr. Broaddus continues to serve as President of Cassco Ice & Cold Storage, Inc. which was not affected by the merger.

          In connection with the above-described merger, WLR Foods, Inc. will move its corporate offices to P.O. Box 7000, Broadway, Virginia 22815-7000 (703) 896-7001 effective February 1, 1994.

                          SIGNATURES

          Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         WLR FOODS, INC.
                          (Registrant)
                         By_____________________________________
                           Delbert L. Seitz, Treasurer and Chief
                           Financial Officer
January 14, 1994
   (Date)